February 11, 2005

                            The James Advantage Funds

                 Supplement to Prospectus Dated November 1, 2004

      The name of "The Golden Rainbow Fund" has been changed to "the James
Balanced: Golden Rainbow Fund." Throughout the Prospectus, replace "The Golden Rainbow Fund" with "the James Balanced: Golden Rainbow Fund."

      As a result of the name change, the James Balanced: Golden Rainbow Fund will, under normal circumstances, invest at least 25% of its assets in common stock and at least 25% of its assets in debt securities.

      This should be read in conjunction with the current prospectus (see "What are the Funds' Principal Investment Strategies?"), which indicates that the James Balanced: Golden Rainbow Fund normally holds both common stocks and debt securities, generally with 40%-60% invested in common stocks and 40%-60% invested in debt securities.